Exhibit 99.2

FORM 8 (OPD)

PUBLIC OPENING POSITION DISCLOSURE BY A PARTY TO AN OFFER

Rules 8.1 and 8.2 of the Takeover Code (the “Code”)

1.       KEY INFORMATION

(a) Full name of discloser:	Shire plc

(b) Owner or controller of interests and short positions disclosed, if different from 1(a):

The naming of nominee or vehicle companies is insufficient. For a trust, the trustee(s), settlor and beneficiaries must be named.

(c) Name of offeror/offeree in relation to whose relevant securities this form relates: Use a separate form for each offeror/offeree	Shire plc
(d) Is the discloser the offeror or the offeree?	OFFEREE
(e) Date position held: The latest practicable date prior to the disclosure	11 April 2018
(f) In addition to the company in 1(c) above, is the discloser making disclosures in respect of any other party to the offer? If it is a cash offer or possible cash offer, state “N/A”	YES Takeda Pharmaceutical Company Limited

2.	POSITIONS OF THE PARTY TO THE OFFER MAKING THE DISCLOSURE

If there are positions or rights to subscribe to disclose in more than one class of relevant securities of the offeror or offeree named in 1(c), copy table 2(a) or (b) (as appropriate) for each additional class of relevant security.

(a)	Interests and short positions in the relevant securities of the offeror or offeree to which the disclosure relates

Class of relevant security:	Ordinary shares of 5p each
	Interests		Short positions
	Number	%	Number	%
(1) Relevant securities owned and/or controlled:	Nil	0	Nil	0
(2) Cash-settled derivatives:	Nil	0	Nil	0
(3) Stock-settled derivatives (including options) and agreements to purchase/sell:	Nil	0	Nil	0
TOTAL:	Nil	0	Nil	0

All interests and all short positions should be disclosed.

Details of any open stock-settled derivative positions (including traded options), or agreements to purchase or sell relevant securities, should be given on a Supplemental Form 8 (Open Positions).

Details of any securities borrowing and lending positions or financial collateral arrangements should be disclosed on a Supplemental Form 8 (SBL).

(b)	Rights to subscribe for new securities

Class of relevant security in relation to which subscription right exists:	Nil
Details, including nature of the rights concerned and relevant percentages:	N/A

3.	POSITIONS OF PERSONS ACTING IN CONCERT WITH THE PARTY TO THE OFFER MAKING THE DISCLOSURE

Details of any interests, short positions and rights to subscribe (including directors’ and other employee options) of any person acting in concert with the party to the offer making the disclosure:

(A)	Interests in ordinary shares of 5p each held by directors of Shire plc:

Class of relevant securities	Ordinary shares of 5p each
Name	Number	% of total issued share capital (excluding treasury shares)
Dominic Blakemore	2,325	0.00
Olivier Bohuon	2,577	0.00
William Burns	4,807	0.00
Ian Clark	759(1)	0.00
Thomas Dittrich	9,400	0.00
Gail Fosler	24,435(1)	0.00
Steven Gillis	4,998(1)	0.00
David Ginsburg	3,255(1)	0.00
Susan Kilsby	25,470(1)	0.00
Sara Mathew	8,622(1)	0.00
Anne Minto	6,060	0.00
Flemming Ornskov	215,460(2)	0.02
Albert Stroucken	60,513(1)(3)	0.00

(1) Ordinary shares held in the form of American Depositary Shares (“ADSs”). One ADS is equivalent to three ordinary shares of 5p each.

(2) 169,560 ordinary shares held as ADSs.

(3) 10,205 ADSs (representing 30,615 ordinary shares) beneficially owned jointly by Albert Stroucken and his spouse, Gerda Stroucken. 4,563 ADSs (representing 13,689 ordinary shares) are held on trust by Albert Stroucken for his sons.

(B)	Interests in ordinary shares of 5p each held by directors of Shire plc under its share plans:

Shire Long Term Incentive Plan 2015, Shire Deferred Bonus Plan 2015 and Shire Portfolio Share Plan

Name	Plan	Maximum number of ordinary shares subject of the award	Vesting date	Subscription price
Thomas Dittrich	Shire Long Term Incentive Plan 2015	7,584	29 March 2021	Nil
Flemming Ornskov	Shire Deferred Bonus Plan 2015	12,735(1)	11 March 2019	Nil
		11,163(1)	10 March 2020	Nil
		10,470(1)	9 March 2021	Nil
	Shire Long Term Incentive Plan 2015	59,397(1)	30 April 2018	Nil
		97,491(1)	26 February 2019	Nil

	68,706(1)	28 February 2020	Nil
	79,194(1)	30 April 2018	$245.48(3)
	129,987(1)	26 February 2019	$161.42(3)
	91,608(1)	28 February 2020	$181.63(3)
Shire Portfolio Share Plan	136,803(1)	28 February 2016(2)	$95.04(3)
	56,952(1)	2 May 2016(2)	$91.59(3)
	102,522(1)	28 February 2017(2)	$168.54(3)

(1) Ordinary shares subject to award in the form of ADSs. One ADS is equivalent to three ordinary shares of 5p each.

(2) Vested but not yet exercised.

(3) Subscription price applicable to exercise of award in the form of ADSs.

Shire Global Employee Stock Purchase Plan

Name	Product description	Number of ordinary Shares subject of the award	Exercise date	Exercise price
Flemming Ornskov	Option over ADS

On 1 November 2017, Dr Ornskov was granted an option over notional ADSs. Dr Ornskov has elected to save $480.76 per fortnight (such that an amount of $12,499.76 will have been saved by the exercise date).

If the fair market value of an ADS on 31 October 2017 applies (being $147.63), then the option price will be $125.49, meaning that Dr Ornskov will receive 99 ADSs (representing 297 ordinary shares)

			31 October 2018	The option price per ADS will be the lower of 85% of the fair market value of an ADS on 31 October 2017 and 85% of the fair market value of an ADS on 30 October 2018.

(C)	Interests held by other presumed concert parties of Shire plc:

Class of relevant securities	Ordinary shares of 5p each		Short positions
Name	Number	% of total issued share capital (excluding treasury shares)	Number	% of total issued share capital (excluding treasury shares)
Goldman Sachs & Co. LLC	599,709(1)	0.06	Nil	N/A
Citibank N.A. Zurich	4,797	0.00	Nil	N/A
Citibank Channel Islands	42,416	0.00	Nil	N/A
Citibank Switzerland	117,557	0.01	Nil	N/A
Cititrust Bahamas	160	0.00	Nil	N/A
Citicorp Trust, N.A.	96(2)	0.00	Nil	N/A
Citicorp Trust South Dakota	5,679(3)	0.00	Nil	N/A

(1) 395,094 ordinary shares held in the form of ADSs. One ADS is equivalent to three ordinary shares of 5p each.

(2) Ordinary shares held in the form of ADSs.

(3) 4,368 ordinary shares held in the form of ADSs.

Details of any open stock-settled derivative positions (including traded options), or agreements to purchase or sell relevant securities, should be given on a Supplemental Form 8 (Open Positions).

Details of any securities borrowing and lending positions or financial collateral arrangements should be disclosed on a Supplemental Form 8 (SBL).

4.	OTHER INFORMATION

(a)	Indemnity and other dealing arrangements

Details of any indemnity or option arrangement, or any agreement or understanding, formal or informal, relating to relevant securities which may be an inducement to deal or refrain from dealing entered into by the party to the offer making the disclosure or any person acting in concert with it:

Irrevocable commitments and letters of intent should not be included. If there are no such agreements, arrangements or understandings, state “none”

None

(b)	Agreements, arrangements or understandings relating to options or derivatives

Details of any agreement, arrangement or understanding, formal or informal, between the party to the offer making the disclosure, or any person acting in concert with it, and any other person relating to:

(i)  the voting rights of any relevant securities under any option; or

(ii) the voting rights or future acquisition or disposal of any relevant securities to which any derivative is referenced:

If there are no such agreements, arrangements or understandings, state “none”

None

(c)	Attachments

Are any Supplemental Forms attached?

Supplemental Form 8 (Open Positions)	NO
Supplemental Form 8 (SBL)	NO

Date of disclosure:	13 April 2018
Contact name:	Stephen Williams, Deputy Company Secretary
Telephone number:	+44 (0)125 689 4003

Public disclosures under Rule 8 of the Code must be made to a Regulatory Information Service.

The Panel’s Market Surveillance Unit is available for consultation in relation to the Code’s disclosure requirements on +44 (0)20 7638 0129.

The Code can be viewed on the Panel’s website at www.thetakeoverpanel.org.uk.